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                                                                  EXHIBIT 10(a)


                               IOWA GRAIN COMPANY
                           141 West Jackson Boulevard
                                  Suite 1520-A
                            Chicago, Illinois 60604

                                 BOOKLET NO. 1

                         WELCOME TO IOWA GRAIN COMPANY

To make your trading as satisfying as possible and to comply with governmental regulations, we both need to cooperate fully. The process of trading begins with your completing at least one set of account forms:

     BOOKLET No.1 is a General Application which must be read carefully and signed by EVERY person or group trading commodity futures or options through Iowa Grain Company and its affiliates.

     BOOKLET No.2 is to be reviewed and maintained by you so you may trade OPTIONS OR FUTURES.

Please be sure that you read and understand everything in these applications. Fill them out fully and legibly, signing where required. Otherwise, the opening of your account may be delayed. A new account can be traded only when the application forms and initial funds are accepted by Iowa Grain Company, following IB approval.

                               CUSTOMER AGREEMENT

Basic account agreements required for trading commodity futures and related financial transactions, for the use of customers of Iowa Grain Company, its Introducing Brokers, Futures Commission Merchants, and all other associates.

                               TABLE OF CONTENTS

Fact Sheet and W-9 ............................  1-3       Corporate Authorization .......................    15
Duplicate Statements ..........................    3       Trading Authorization .........................    16
Customer Agreement ............................ 4-11       Third Party Authorization .....................    17
Risk Disclosure For Futures and Options .......   11       Special Notice to Customer ....................    18
Individual Account ............................   12       Guarantee Agreement ........................... 19-20
Personal Trust ................................   12       C.F.T.C. Option Statement .....................    21
Joint Account  ................................   13       Hedge Representation Letter ...................    22
Partnership Account ...........................   13       Arbitration Agreement ......................... 23-24
Corporate Account .............................   14       Notes .........................................    25
                                                           Instruction to Transfer .......................    26



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Iowa Approval & Date                IOWA GRAIN COMPANY         Salesman Number
________________________          141 West Jackson Blvd.       _________________
IB Approval & Date                   Suite 1520-A              Account Number
________________________             Chicago, IL 60604         _________________

                             NEW ACCOUNT FACT SHEET
                             ACCOUNT IDENTIFICATION

LEGAL ENTITY: (Choose only one) / / Individual / / Partnership Corporation / / Trust/Pension/IRA, Keogh (Attach Trust Documentation)

Federal Tax Identification Number: (Complete only one)
Social Security Number:   -     -      Federal Employer ID Number:      -
                       ________________                             ___________

Legal Account Name:_____________________________________________________________

Additional Account Description: ________________________________________________

INTERNAL REVENUE CODE SUBSTITUTE FORM W-9

If you have NOT furnished Iowa Grain Co. with your taxpayer identification number (usually your Social Security number) and do NOT sign below, Iowa Grain Co. must generally withhold 20% of certain income from your account. I hereby certify under penalties of perjury that I am not subject to backup withholding under the provisions of Section 3406 (a) (1) (c) of the Internal Revenue Code.

X___________________________________        ________________________________
Signature                                   Date

PLEASE NOTE THAT ALL REQUIRED REGULATORY INFORMATION REPORTING APPLICABLE TO ACTIVITY WITHIN THIS ACCOUNT (INCLUDING INTERNAL REVENUE SERVICE REPORTING) WILL BE SUBMITTED WITH THE LEGAL NAME AND FEDERAL TAX IDENTIFICATION NUMBER STATED ABOVE.


MAILING ADDRESS                               HOME ADDRESS (If Different)
   Street_________________________________       Street__________________________
   City __________________________________       City ___________________________
   State ______________Zip________________       State________________Zip________
FOR INDIVIDUAL:                               FOR CORPORATION, PARTNERSHIP OR TRUST:
   Date of Birth _________________________       Date Incorporated or Established
   Occupation ____________________________       ________________________________
   Employer Name _________________________       Person with Primary Account Authority
   Employer Address ______________________       ________________________________
   _______________________________________       Other Persons Authorized to Act on
   Nature of Business or Industry ________       Behalf of Entity Regarding Account
   _______________________________________       ________________________________
   Home Telephone ________________________       Nature of Business or Industry
   Business Telephone ____________________       ________________________________
   Facsimile Telephone ___________________       Country of Registration:
   Number of Dependents __________________       U.S.  / / State ________________




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Are you a U.S. Citizen?  Yes  / /  No  / /  Other  / / _______________________

FINANCIAL INFORMATION
Bank Name: _______________________________    ACCOUNT NUMBERS
Address: _________________________________    Checking: _______________________
         _________________________________    Savings: ________________________
         _________________________________    Phone: __________________________


FOR INDIVIDUALS - ANNUAL INCOME:          NET WORTH:

__________Less than $25,000               __________Less than $25,000
__________$25,000 - $50,000               __________$25,000 - $50,000
__________$50,000 - $100,000              __________$50,000 - $100,000
__________more than $100,000              __________$100,000 - $250,000
                                          __________$250,000 - $500,000
                                          __________more than $500,000

FOR CORPORATIONS: Attach a copy of the most recent audited financial statement.

Please indicate "yes" or "no" for each of the following:


INVESTMENT EXPERIENCE   YES        HOW        NO
                                   MANY                                                         DO YOU UNDERSTAND?
                                  YEARS                                                                 YES    NO

COMMODITY FUTURES      / /        _____       / /    BASICS OF FUTURES TRADING?                       / /     / /
COMMODITY OPTIONS      / /        _____       / /    RISK OF LOSS AND THE
STOCKS AND BONDS       / /        _____       / /    POSSIBILITY OF INCURRING A
STOCK OPTIONS          / /        _____       / /    DEBIT BALANCE?                                   / /     / /

IS THIS A JOINT ACCOUNT?   YES  / /   NO  / / (IF YES, COMPLETE NEXT SECTION.)


FOR INDIVIDUAL (2) OF JOINT ACCOUNT:          ANNUAL INCOME:           NET WORTH:
Name________________________________          _____Less than $25,000   _____Less than $25,000
Date of Birth ______________________          _____$25,000-$50,000     _____$25,000-$50,000
Occupation _________________________          _____$50,000-$100,000    _____$50,000-$100,000
Employer Name ______________________          _____more than $100,000  _____$100,000-$250,000
Employer Address ___________________                                   _____$250,000-$500,000
____________________________________
____________________________________          INVESTMENT EXPERIENCE:       YES       HOW       NO
Nature of Business or Industry _____                                                 MANY
____________________________________                                                 YEARS
Business Telephone _________________          Commodity futures            / /     _______     / /
Facsimile Telephone_________________          Commodity Options            / /     _______     / /
Number of Dependents____________              Stocks and bonds             / /     _______     / /
Are you a U.S. Citizen? Yes / / No / /        Stock Options                / /     _______     / /
                                              IF YES TO ANY OF THE ABOVE, INDICATE NAME
                                              OF COMPANY AND ACCOUNT NUMBER _______________________


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PLEASE MAIL DUPLICATE STATEMENTS TO (IF APPLICABLE)

NAME ________________________________    NAME __________________________________
ADDRESS _____________________________    ADDRESS _______________________________
CITY _______STATE _________ZIP ______    CITY ________STATE _________ZIP _______


Have you ever been subject to federal or state bankruptcy proceedings, receivership or similar actions, voluntarily or involuntarily? / / No / / Yes

If YES, Describe briefly _______________________________________________________
________________________________________________________________________________
Iowa Grain Company reserves the right to request additional financial information from you in order to continue processing this account.


Do you maintain any other accounts or control the trading in any other accounts with Iowa Grain Company?
/ / No / / Yes (If yes, list account numbers) ________________________________

Is this a Hedge account? / / No  / / Yes (If yes, complete page 22)

Will this account be traded on your behalf by any other person? / / No / / Yes yes, complete pages 16-18)

Have you ever been in a legal dispute or involved in arbitration proceedings, arising from a commodities or securities account? / / No / / Yes If YES, please describe below or on a separate page. __________________________________________________________________________

Do you have an unsatisfied debit balance on an account with Iowa Grain Company, or with any other commodities or securities firm? / / No / / Yes.
If YES, please identify the firm, account number and the amount of the debt ______________________________________________________________________


Are you an "Affiliated Person" of a futures commission merchant or introducing broker? / / No / / Yes

(The CFTC definition of an "Affiliated Person" is "Any general partner, officer, director, owner of more than ten percent of the equity interest, associated person or employee of the futures commission merchant or introducing broker, and any relative or spouse of any of the foregoing persons, or relative of such spouse who shares the same home as any of the foregoing persons.")

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                               CUSTOMER AGREEMENT

In consideration of the acceptance by Iowa Grain Company of one or more accounts of Customer and its agreement to act as Customer's broker in the purchase and sale of commodity futures contracts and options thereon, Customer agrees as follows:

1. ACKNOWLEDGMENT OF RISK

Customer acknowledges that the purchase and sale of commodity futures contracts, exchange-traded and dealer commodity options ("commodity options") is speculative, involves a high degree of risk and is suitable only for persons who can assume the risk of loss in excess of their margin deposits or of the entire option cost. Customer understands that because of the low margin normally required in commodity futures trading, price changes in commodity futures contracts may result in significant Customer losses, which losses may substantially exceed Customer's margin deposits and any other deposit he may make. Customer also acknowledges that he has received, has read and understands this Agreement and understands that brokerage commissions and other transactions fees for commodity futures contracts and commodity options vary substantially among brokerage firms.

2. RULES AND REGULATIONS

All transactions executed for Customer's account shall be subject to the constitution, rules, regulations, and customs, as they may be amended, of the exchange (and clearing organization) where executed and to the provisions of any applicable law and to the rules and regulations promulgated from time to time thereunder. Customer shall hold Iowa Grain and its agents harmless for any actions taken or not taken in order to comply with any such constitution, law, rule, regulation or custom and customer shall not be relieved of any obligation as a result of the failure of Iowa Grain to so comply. If Customer is subject to regulation, Customer agrees that Iowa Grain has no duty to ascertain or ensure that customer is in compliance with any governing statutes or rules.

3. ORDERS

Customer authorizes Iowa Grain to make transactions for Customer's account in accordance with Customer's oral or written instructions. Iowa Grain reserves the right to refuse to accept any orders. Iowa Grain may process and handle Customer orders in any manner Iowa Grain believes appropriate. Customer acknowledges that while Iowa Grain shall execute Customer transactions as Customer's agent, Iowa Grain shall have absolute discretion over the selection of floor brokers (whether employees of Iowa Grain or otherwise) utilized in the execution of such transactions. Iowa Grain shall not be responsible to Customer in any case for said floor brokers' inability to execute orders, or for errors or negligence on the part of floor brokers who are not employees of Iowa Grain. Iowa Grain shall not be responsible in any way for the acts or omissions of floor brokers selected by customer. Customer agrees to any "cross trade", involving the account of a floor broker utilized by Iowa Grain or an account of Iowa Grain deemed to be proprietary on the one hand and Customer's account on the other, as permitted and defined by any applicable exchange rules.

4. COMMISSIONS AND OTHER CHARGES

Customer shall promptly pay Iowa Grain brokerage commissions and service charges as in effect from time to time and interest on debit balances, together with any reasonable charges or expenses, including court costs and attorneys' fees, incurred in collecting any debit balance or other liability of Customer to Iowa Grain. Customer shall also pay Iowa Grain's costs and attorneys' fees incurred in defending against any

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claim brought by Customer in any suit, Arbitration or reparations proceeding in which Iowa Grain is the prevailing party or in which Customer recovers an amount less than that offered in settlement by Iowa Grain.

5. MIDAMERICA TRANSACTIONS

Customer acknowledges that the price at which Iowa Grain confirms a transaction executed on the MidAmerica Commodity Exchange may include a Changer's fee. The amount of the Changer's fee included in the transaction shall be provided to the Customer upon written request to Iowa Grain.

6. MARGIN

Iowa Grain may set and revise margin requirements in its absolute discretion. As used herein, the term margin requirement also includes any amount which may be due from Customer as a result of options transactions. These requirements may exceed the margin requirements set by any exchange or other regulatory authority, may apply to existing positions as well as to new positions and may differ from those set for any other account of Iowa Grain. Customer shall maintain adequate funds at all times on deposit with Iowa Grain so as to continuously meet the margin requirements established by Iowa Grain. Customer agrees, when required, to wire transfer funds to Iowa Grain and furnish to Iowa Grain with names of bank officers for immediate verification of such wire transfer.

If at any time Customer's account does not contain the amount of funds required to meet Iowa Grain's then applicable margin requirements, Iowa Grain may, in its absolute discretion and without notice or demand to Customer, close out Customer's open positions, in whole or in part, or otherwise take action to protect itself under paragraph 11 hereof. Customer understands and agrees that Iowa Grain has no obligation to take any such action in the absence of specific instructions from the Customer. Iowa Grain may in some situations determine not to take any such actions or not to make a margin demand upon Customer. However, any such determination by Iowa Grain (including its decision not to make a margin demand) shall not be construed to be a waiver by Iowa Grain from taking any action available to it in the future.

7. BROKER MAY LIMIT POSITIONS HELD

Customer acknowledges that Iowa Grain has the right, but no responsibility or obligation, to limit the number of commodity futures and commodity options which Customer may maintain or acquire through Iowa Grain at any time. Customer agrees not to make any trade through Iowa Grain which would have the effect of exceeding any limitations imposed on Customer by Iowa Grain.

8. DELIVERY

Customer acknowledges that all transactions may result in the making or accepting of delivery of the underlying commodity or security or other property ("Physical"). Customer agrees that Iowa Grain may, in its sole discretion, liquidate any short position in Customer's account if Customer has not delivered to Iowa Grain certificates, receipts, or other appropriate instruments of delivery at least seven days prior to the time Iowa Grain is obligated to make a commitment to deliver the Physical on behalf of Customer under the rules of the applicable exchange and/or clearing organization. If at any time Customer shall be unable to deliver to Iowa Grain any Physical underlying a short position in Customer's account, Customer unconditionally designates Iowa Grain its agent to borrow or buy and deliver the same. Customer shall immediately pay and indemnify Iowa Grain for all costs, losses, damages and premiums which Iowa Grain may incur in making such delivery or which Iowa Grain may sustain from its inability to borrow or buy the underlying Physical. In the event Iowa Grain takes delivery of any Physical for Customer's account, Customer agrees to pay all

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delivery, insurance, interest and related charges, and to indemnify Iowa Grain for any loss Iowa Grain may suffer, directly or indirectly, from a decline in value of said Physical. Customer expressly acknowledges that, particularly in volatile markets, the making or accepting of delivery may involve a much higher degree of risk than liquidating a position by offset.

9. EXERCISE OF OPTION

Customer understands that: (a) in order to exercise a commodity option, Customer must affirmatively notify Iowa Grain prior to the applicable exercise and expiration date and time established by Iowa Grain from time to time; (b) the exercise and expiration date and time established by Iowa Grain may be earlier than those set by an exchange; and (c) failure to provide such notice will constitute an abandonment of the option by Customer. Customer understands and acknowledges that in the absence of a direction to Iowa Grain from Customer (not later than 6:00 p.m. on the day prior to the last trading day) that Customer's commodity option position should not be exercised, commodity option positions held by Customer will be exercised in accordance with the rules then in effect of the exchange upon which such commodity option was purchased.

10. TRADING AND MARKET RECOMMENDATIONS

Customer acknowledges that: (a) any market recommendations and any information communicated to Customer by Iowa Grain does not constitute an offer to sell or the solicitation of an offer to buy any commodity, commodity futures contract or commodity option; (b) any recommendations and market information as to proposed transactions, although based upon information obtained from sources believed to be reliable, may be incomplete and unverified and Iowa Grain makes no representation, warranty, or guarantee as to the accuracy thereof; and (c) recommendations to Customer as to any particular transactions at any given time may differ among Iowa Grain personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by Iowa Grain in its market letters or otherwise.

Customer also understands that the market recommendations of Iowa Grain may or may not be consistent with the market position or intentions of Iowa Grain, its subsidiaries, affiliates, officers, directors, employees, or agents and that Iowa Grain will not disclose such positions or intentions to Customer due to their confidential and proprietary nature.

11. LIQUIDATION

Customer acknowledges that all monies, securities, negotiable instruments, open positions in futures contracts or options, or other property (collectively "Property") now or at any future time held in Customer's account or which may be in Iowa Grain's possession for any purpose, including safekeeping, shall be subject to a general lien and security interest for the discharge of all obligations of Customer to Iowa Grain. Iowa Grain may, at any time in its sole and absolute discretion, liquidate any of the property in order to satisfy any margin deficiency or any other liability of Customer to Iowa Grain and may transfer said property to the general ledger account of Iowa Grain, all without liability on the part of Iowa Grain to Customer or any third party.

12. DEATH, INCAPACITY OR OTHER CUSTOMER INFIRMITY; BROKER'S RIGHT TO LIQUIDATE

In the event that: (a) Customer shall be judicially declared incompetent; (b) Customer shall die, or in the case of corporation, partnership or other entity, terminate or be dissolved; (c) a preceding under the Bankruptcy Act, an assignment for the benefit of creditors, or an application for receiver, custodian or trustee shall be filed or applied for, by or against Customer; (d) the property in customer's account shall be

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garnished or attached; (e) the property deposited in Customer's account shall be determined by Iowa Grain in its sole and absolute discretion, and regardless of current market quotations, to be inadequate to secure the account; (f) Customer's account shall incur a deficit balance; (g) Customer shall acquire or maintain open positions with Iowa Grain in excess of the limit imposed by Iowa Grain pursuant to the terms of the Agreement; or (h) at any time Iowa Grain for any reason shall feel insecure with respect to the sufficiency of the property deposited by Customer or deem it necessary for its protection, Iowa Grain may close out Customer's account in whole or in part, refuse to accept new orders, exercise any option, sell any or all of Customer's property held by Iowa Grain, take an offsetting position in the cash market, buy or sell any securities, commodities, commodity futures or commodity options contracts, or other property in or for Customer's account, or cancel any outstanding orders to close out any account of Customer or to close out any commitment made by Iowa Grain on behalf of Customer. Such sale, purchase or cancellation may be made at Iowa Grain's discretion on a contract market or at public auction or at private sale, without advertising the same and without notice, prior tender, demand or call upon Customer. No prior tender, demand, call nor prior notice from Iowa Grain of the time and place of such sale or purchase shall be deemed to be a waiver of Iowa Grain's right to sell or buy any property held by Iowa Grain, or owed to Iowa Grain by customer. Iowa Grain may, to extent permitted by law, purchase the whole or any part thereof free from any right of redemption, and Customer shall remain liable for and shall pay to Iowa Grain the amount of any deficiency resulting from any such transactions.

13. PLEDGING AND HYPOTHECATION

All property now or hereafter held or carried by Iowa Grain for Customer may from time to time and without notice to Customer be carried in Iowa Grain's general loan account and may be pledged or hypothecated, separately or in common with other securities and commodities or any other property, for the sum due to Iowa Grain thereon or for a greater sum and without retaining in Iowa Grain's possession and control for delivery a like amount of similar securities or commodities, loaned or invested.

14. COMMUNICATIONS AND REPORTS

All communications, monies, securities, and other property shall be transmitted to Customer at the account mailing address as shown on the New Account Fact Sheet or to such other address as Customer may designate in writing. Reports of executions and all statements of account rendered by Iowa Grain from time to time to Customer shall be conclusively deemed correct and final unless Customer gives written notice to the contrary within five days from the date of the notices in the case of reports of executions and within ten days of the date of the statement in the case of monthly statements of account. Iowa Grain shall not be responsible for losses to Customer occasioned by delays or inaccuracies in the transmission of orders due to failure or malfunctioning of communication facilities.

15. RECORDING

Recognizing the protection afforded to both Customer and Iowa Grain by the recording of telephone conversations, Customer acknowledges, authorizes, and consents to the recording of his telephone conversations with Iowa Grain, or any of its agents or solicitors, by means of electronic telephone recording equipment with or without the use of an automatic tone warning device and ratifies any recordings previously made. Customer hereby authorizes use of such recorded conversations as evidence by either party in any action or proceeding arising out of this Agreement.

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16. ACCOUNT NUMBER

Customer agrees that Iowa Grain may, from time to time, change the account number assigned to any account covered by this agreement, and in such case this Agreement shall remain in full force and effect. Customer agrees further that this account, if closed and reopened, as well as all additional accounts opened by him at Iowa Grain, shall be covered by this same Agreement with the exception of any new account for which a new customer Agreement is signed.

17. OBLIGATION FOR DEBITS AND OTHER CHARGES

Customer acknowledges his unconditional obligation to pay Iowa Grain the amount of any and all losses, costs and damages (including costs and attorneys' fees) sustained by Iowa Grain resulting in any way or arising out of customer's account including, without limitation, any debit balance which may occur in customer's account and any charges in connection with delivery of Physicals as set forth in Paragraph 8 hereof. Any obligation to Iowa Grain pursuant to this paragraph shall be deemed due and owing to Iowa Grain on the date incurred, and any unpaid balance thereupon shall bear interest as provided in Paragraph 23 hereof.

18. CUSTOMER REPRESENTATIONS

Customer represents that: (a) Customer (or its officers and directors in the case of a corporation or partners in the case of a partnership) is not an employee or affiliate of any contract market, any corporation of which a contract market owns a majority of the capitol stock, any member of any contract market, the Commodity Futures Trading Commission or any firm registered on any contract market except as disclosed on Customer's Application; (b) Customer and any person who owns any interest in the Account is 21 years of age or older; (c) Customer is under no disability which would prevent him from trading commodities, commodity futures contracts, or options on commodity futures contracts or from understanding and entering into this Agreement; (d) the statements contained on Customer's Application are true and correct; (e) no one except Customer has an interest in any account or accounts carried for Customer by Iowa Grain except as disclosed in writing to Iowa Grain, and (f) Customer will promptly notify Iowa Grain in writing if any of the above representations shall materially change or cease to be true and correct.

This agreement shall not be deemed to be accepted by Iowa Grain or become a binding Contract between Customer and Iowa Grain until approved by Iowa Grain at 141 West Jackson Boulevard, Chicago, IL 60604.

19. THIRD PARTY INDEMNIFICATION

Customer acknowledges and agrees that Iowa Grain shall not be responsible to Customer for any losses resulting from conduct or advice (including but not limited to errors and negligence) on the part of any broker/dealer, futures commission merchant, introducing broker, commodity trading advisor, or any other person or entity introducing Customer to Iowa Grain or having trading authority over the account of Customer at Iowa Grain. Customer specifically agrees that Iowa Grain shall have no obligation to supervise the activities of any such person or entity and Customer will indemnify Iowa Grain and hold Iowa Grain harmless from and against all losses, liabilities, and damages (including attorneys' fees) incurred by Iowa Grain as a result of any actions taken or not taken by such person or entity.

In the event that this is an introduced account, Customer hereby confirms that customer has appointed the Introducing Broker as Customer's agent and that Iowa Grain's sole responsibility to Customer shall be to execute, clear and account for orders transmitted to Iowa Grain on behalf of Customer.

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20. CONSENT TO CREDIT CHECK

Customer authorizes Iowa Grain to contact such banks, financial institutions, credit agencies, and other references as Iowa Grain shall deem appropriate from time to time to verify the information regarding Customer which may be provided by Customer. Customer understands that an investigation may be made pertaining to his personal and business credit standing and that Customer may make a written request within a reasonable period of time for complete and accurate disclosure of its nature and scope.

21. FOREIGN CURRENCY TRANSACTIONS

Customer agrees that any risk or cost resulting from conversion of United States dollars to other currencies for the purpose of trading foreign commodities or for transmission from Customer to foreign exchanges or to Customer from outside of the United States will be borne by Customer.

22. TRANSFER OF FUNDS AUTHORIZATION

In the event that at any time Customer has an account in commodities which comes under the regulation of the Commodity Futures Trading Commission, and also an account or transaction in unregulated commodities, then Customer agrees that until Iowa Grain actually receives written notice to the contrary signed by customer Iowa Grain is hereby authorized to transfer from Customer's Regulated Commodity account to any other account of Customer such amount of excess funds or equities as in Iowa Grain's judgment may be required for margin or to reduce or pay in full any deficit in such other account. By "Regulated Commodity" is meant any commodity covered by the Commodity Exchange Act.

23. INTEREST

Wherever under this Agreement interest is chargeable upon amounts owed by Customer, interest shall be the lesser of the highest rate permitted by law or two percent above the then prevailing prime rate charged by the Harris Trust and Savings Bank of Chicago.

24. FORUM SELECTION AND CONSENT TO JURISDICTION

The undersigned ("Customer") agrees to bring any judicial action, including any complaint, counterclaim, cross-claim or third party complaint, arising directly, indirectly, or otherwise in connection with, out of, related to or from this Agreement or any transaction covered hereby or otherwise arising in connection with the relationship between the parties including any action by Customer against Iowa Grain or any person who is an officer, agent, employee or associated person of Iowa Grain at the time the cause of action arises, only in courts located with the Northern District of Illinois. The undersigned ("Customer") also consents and submits to the jurisdiction of any state or federal court located within the Northern District of Illinois. Customer waives any right Customer may have to transfer or change the venue of any litigation brought against Customer by Iowa Grain.

25. SUBORDINATION AGREEMENT

Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

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The customer authorizes the deposit of funds into such foreign depositories.
For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

In order to avoid the possible dilution of other customer funds, a customer who has funds held outside the United States must further agree that his claims based on such funds will be subordinated as described below in the unlikely event BOTH of the following conditions are met: (1) the customer's futures commission merchant is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

By signing the accompanying acknowledgment the customer agrees that if both of the conditions listed above occur, the customer's claim against the futures commission merchant's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of the futures commission merchant.

26. LIMITATIONS OF ACTIONS

No legal or administrative action may be commenced arising out of this agreement or the relationship of Customer with Iowa Grain or any transactions under this agreement after ONE YEAR after any claim arises. This paragraph acts as a waiver of the Commodity Exchange Act's two-year statute of limitations for filing reparations, arbitrations or court proceedings and also acts as a waiver of other state law limitations periods.

27. GENERAL

If any provisions herein are or should become inconsistent with any present or future law, rule or regulation of any government or regulatory body having jurisdiction over the subject matter of this Agreement, such provisions shall be deemed to be rescinded or modified in accordance with any such law, rule or regulation. In all other respects, this Agreement shall continue and remain in full force and effect.

This Agreement shall be governed by the laws of the State of Illinois and shall be binding upon Customer's estate, executors, administrators, successors and assigns and shall inure to the benefit of Iowa Grain's successors and assigns and Iowa Grain may transfer Customer's account to any such successors or assigns, and to such clearing broker as may be engaged by Iowa Grain from time to time.

These account forms may not be transferred or assigned without the express written consent of an officer of Iowa Grain Company. This Agreement is negotiable.

28. RIGHTS AND REMEDIES

The rights and remedies conferred upon the parties hereto, shall be cumulative, and the exercise or waiver of any such rights or remedies shall not preclude or inhibit the exercise of additional rights and remedies.

29. ENTIRE AGREEMENT

This Agreement, and, if executed, the Arbitration Agreement, any Trading Authorization Limiting the Purchases and Sales of Commodities, Hedge Representation Letter, and Risk Disclosure Statement, the terms of which are incorporated herein by reference, represent the entire agreement between Iowa Grain and Customer.

This Agreement may be altered or amended by Iowa Grain from time to time by written notice to Customer. No employee of Iowa Grain has any authority to waive, modify, or alter in any respect any of the terms of this Agreement and no supplement or special understanding shall be binding upon Iowa Grain unless one of Iowa Grain's officers shall have consented thereto in writing.

30. SIGNATURE

This Agreement shall not be deemed to be accepted by Iowa Grain or become a binding Contract between Customer and Iowa Grain until approved by Iowa Grain at 141 W. Jackson Boulevard, Chicago, Illinois 60604.

IN THE EVENT THAT THIS IS AN INTRODUCED ACCOUNT, IOWA GRAIN'S ROLE AND LIABILITY IS LIMITED TO EXECUTION AND CLEARING MATTERS. (See paragraph 19 above)


     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)


     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)

________________________________________________________________________________

I HEREBY ACKNOWLEDGE THAT I HAVE RECEIVED, READ, UNDERSTAND AND ACCEPT THE TERMS OF THE RISK DISCLOSURE FOR FUTURES AND OPTIONS (BOOKLET NO. 2).


     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)


     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)

A. INDIVIDUAL ACCOUNT

Customer represents that this is an individual or sole proprietorship account and no one else has an interest in this account.

     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)







B. PERSONAL TRUST: IRA: KEOGH PLAN: PENSION OR PROFIT SHARING TRUST OR PLAN

The undersigned Trustee warrants and represents that he is a Trustee of _____________________ , a duly formed Trust (Plan), dated _____________, 19 __, for the benefit of _____________________ and a copy of the instrument by which he was appointed Trustee is attached. Trustee represents that he has a proper authority to sign this Customer Agreement and all related documents on behalf of the Trust (Plan) and specifically represents that he or any successor Trustee is authorized to trade commodities, commodity futures contracts and options thereon for the account and risk of the Trust (Plan).

In the case of Keogh Plans, Pension and Profit Sharing Trusts, and other entities governed by the Employee Retirement Insurance Security Act, Trustee acknowledges that the amount of assets of said entity allowed to be invested in such commodities is subject to a "prudent man" standard. Trustee acknowledges that any investment decisions made on behalf of such entity is solely that of the entity's internal investment management and not of Iowa Grain. Trustee expressly acknowledges that Iowa Grain is not its agent or fiduciary with respect to any "prudent man" standard, statutory or otherwise, and indemnifies Iowa Grain for any losses resulting from any breach of said standard.

C. JOINT ACCOUNT.

Each of us agree that the liability of each of us with respect to said account shall be joint and several

Each of us shall have authority: (1) to give any instructions with respect to the account, including but not limited to instructions with respect to buying or selling or withdrawals of excess funds; (2) to receive any demands, notices, confirmations, reports, statements and other communications of any kind; (3) to sign any other documents related to the opening or maintenance of the account; and (4) generally to deal with Iowa Grain in connection herewith as fully and completely as if the other joint tenant or tenants had no interest herein. Iowa Grain shall be under no duty or obligation to inquire into the purpose or propriety of any instruction given and shall be under no obligation to see to the application of any funds so delivered; however, no payments shall be made by Iowa Grain except in the name of the account.

            / / Tenants in common        / / Tenants with right of survivorship


     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)

     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)



D. PARTNERSHIP ACCOUNT (GENERAL OR LIMITED).

The undersigned, _______________________________________, hereby represents to you that he is a general partner in a general or limited partnership known as _________________________________ (the "Partnership"), and attached hereto is a copy of its signed Partnership Agreement. In consideration of your opening one or more commodities accounts for and in the name of the Partnership, the undersigned further represents that as a partner in the Partnership having a significant interest therein, he has proper authority to sign this Agreement and all related documents on behalf of Partnership and, for the account and risk of the Partnership, to buy, sell, and trade in commodities, commodity futures contracts and options thereon of every kind whatsoever, and to borrow money for such purposes in said account in accordance with your terms and conditions.

     X __________________________________        _______________________________
     Signature                                   Date


     ____________________________________
     Name (Print)

E. CORPORATE ACCOUNT.

Customer represents and warrants that the Corporation is duly organized and in good standing under the laws of its state of incorporation and that trading in commodities, commodity futures contracts and options thereon is within the powers granted to it. The undersigned represents that he has full authority to enter into this Agreement on behalf of the Corporation and is concurrently furnishing to Iowa Grain a Corporate Authorization as prescribed by Iowa Grain.

                                           ____________________________________
                                                  NAME OF CORPORATION

______________________________             By: ________________________________
     Date


                                       Title: _________________________________

                            CORPORATE AUTHORIZATION

I, __________________________________________________________________________
Secretary of _____________________________________________________________   a
corporation organized under the laws of the State of _______________ having its principal office at ___________________________________________ DO HEREBY
CERTIFY THAT at a meeting of the Board of Directors of said corporation duly held on the ___________ day of _________________, 19_, the following resolutions were duly adopted, that said resolutions have not been amended, rescinded or revoked, and are in no way in conflict with any of the provisions of the charter of by-laws of said corporation:

     (1) RESOLVED: That _______________________________ of this corporation, or
                           (Name and Office Held)
such other person as this corporation may designate from time to time in either writing or by his apparent authority be and hereby are authorized to trade in commodity futures contracts and options thereon for the account and risk of this corporation through and with Iowa Grain Company, as now constituted or hereafter constituted, the authority hereby granted including the power to do any and/or all of the following:

      (a) To buy, sell and trade commodity futures contracts and options thereon, on margin or otherwise;
      (b) To deposit with and withdraw from said firm money, commodity futures contracts and options, securities and any other property;
      (c) To receive requests and demands for additional margin, notices of intention to sell or purchase and other notices and demand of whatsoever character;
      (d) To receive and acquiesce in the correctness of such notices, statements of account and other records and documents.

     (2) RESOLVED: That Iowa Grain be directed to send duplicates of written confirmations of all commodity trades effected by Iowa Grain for this corporation and all statements of account of this corporation with Iowa Grain and other pertinent records and documents to __________________________________
_______________________________________________________________________________
(The person named here cannot be the officer named in (1) above) at ____________________________________________________________________________
                                  (Address)
who is hereby authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents:

     (3) RESOLVED: That any and all past transactions which may have been heretofore made on behalf of this corporation through or with Iowa Grain be and they hereby are ratified;
     (4) RESOLVED: That Iowa Grain is authorized to act upon the authority of these resolutions until receipt of a certificate showing rescission or modification thereof signed by the Secretary of this corporation and under its seal, and that Iowa Grain is also authorized to recognize and deal with officers of this corporation whose names are set forth in this certificate, until receipt by Iowa Grain of a further certificate, setting forth the names of another person or persons as such officers.

IN WITNESS THEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___________________ day of _________________, 19___.

SEAL OF CORPORATION                    ____________________________________
                                                   Secretary

TRADING AUTHORIZATION LIMITED TO PURCHASES AND SALES OF COMMODITIES

The undersigned hereby authorizes __________________________________________
whose address is __________________________________________as his agent and attorney-in-fact to buy and sell commodities, commodity futures contracts and options thereon for the undersigned's account and risk. The undersigned hereby agrees to indemnify and hold you harmless from all loss, cost, indebtedness and liabilities arising therefrom.

In all such purchases and sales you are authorized to follow the instructions of the aforesaid agent in every respect concerning the undersigned's account with you; and except as herein otherwise provided, he is authorized to act for the undersigned in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases and sales as well as with respect to all other things necessary or incidental thereto, except that he is not authorized to withdraw any money, securities, or other property either in the name of the undersigned or otherwise.

The undersigned hereby ratifies and confirms any and all transactions with you heretofore or hereafter made by the aforesaid agent on behalf of or for the account of the undersigned.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which you may have under any other agreement between you and the undersigned.

This authorization and indemnity is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to you and delivered to you at the above address, but such revocation shall not affect any liability in any way resulting from transactions initiated prior to such revocation. This authorization and indemnity shall inure to your benefit and that of your successors and assigns.

I have carefully examined the provisions of this document by which I have given trading control over my account to _________________________________________
and I understand fully the obligations which I have assumed by executing this document. I understand:

     (1) that your firm is in no way responsible for any loss to me occasioned by the actions of the individual or organization named above and that your firm does not, by implication or otherwise, endorse the operating methods of such individual or organization;
     (2) that neither the Chicago Board of Trade, the Chicago Mercantile Exchange and/or any other futures exchange has jurisdiction over a non-member who is not employed by one of its members, and that if I give to such individual or organization authority to exercise any of my right over my account I do so at my own risk.

   X ______________________________________     _______________________________
   Signature                                    Date

   ________________________________________
   Name (Print)


   X ______________________________________     _______________________________
   Signature                                    Date

   ________________________________________
   Name (Print)

                           THIRD PARTY AUTHORIZATION
                         SIGNED BY TRADER AND CUSTOMER

The National Futures Association requires:

     An acknowledgment from the customer that the customer has received a disclosure document from the account controller, or a written statement from the account controller explaining why the account controller is not required to provide a disclosure document to the customer.

AGREEMENT OF ACCOUNT CONTROLLER:

I am not required to provide a disclosure document to my customer because I am exempt from registering as a Commodity Trading Advisor (CTA) as indicated below:


______  a)   I have provided advice to 15 or fewer persons during the past 12 months and do not hold myself out generally to the public as a CTA.

______  b)   I am a (1) dealer, processor, broker, or seller in cash market transactions or (2) nonprofit, voluntary membership, general farm organization, who provides advice on the sale or purchase of commodities; and any trading advice is solely incidental to the conduct of my business.

______  c)   I am registered under the Commodity Exchange Act in another capacity and my advice is solely incidental to my principal business or employment in such registered capacity.

______  d)   I am a relative of the account holder. My relationship to the customer is
             _____________________________________________.

______  e)   Other (Please explain) ______________________________________________________________________________.


I agree to hold Iowa Grain Company harmless and indemnify Iowa Grain for any cost, expense, or debit balance (including reasonable attorney fees) incurred by Iowa Grain as a result of my activity.

_____________________________        __________________________________________
Date                                 Third Party Account Controller Signature

FOR THE CUSTOMER:

I acknowledge that the Third Party Account Controller has provided me with a disclosure document or a written statement explaining why the Account Controller is not required to provide me with a disclosure document.

  ______________________________________  ____________________________________
  Date                                    Customer's Signature


  ______________________________________  ____________________________________
  Date                                    Customer's Signature

                          SPECIAL NOTICE TO CUSTOMERS

We have received a document by which you have granted trading authority or control over your commodity account carried by us to ________________________.

Since the risk factor is high in futures trading, only genuine "risk" funds should be used in such trading. A person who does not have extra capital he can afford to lose should not trade in the futures market. No "safe" trading system has ever been devised, and no one can guarantee you profits or freedom from loss. In fact, no one can even guarantee to limit the extent of your loss.

Even though you have granted trading authority to another, you should keep posted on what is going on in your account. We shall send you a confirmation of every trade made for your account. In addition, we shall send you monthly statements showing your ledger balance, the exact position in your account, the net profit or loss in all contracts closed since the date of your last previous statement, and the net unrealized profit and loss in all open contracts marked to the market. You should carefully review these statements. If you have any questions, call us.

The Trading authorization over your account remains in effect until revoked by you in writing. If for any reason you wish to revoke the trading authorization which you have given, please bear this in mind.


   X _______________________________      ___________________________________
   Signature                              Date

   _________________________________
   Name (Print)


   X _______________________________      ___________________________________
   Signature                              Date

   _________________________________
   Name (Print)

                              GUARANTEE AGREEMENT

THIS SECTION MUST BE COMPLETED IF THE CUSTOMER'S ACCOUNT IS
GUARANTEED BY ANOTHER PARTY

        FOR VALUE RECEIVED, and in consideration of Iowa Grain Company ("Iowa Grain") entering into transactions for and on behalf of the account of____________, the person named below, (the "Guarantor") hereby unconditionally guarantees to Iowa Grain, its successors and assigns, prompt payment when due of all liabilities, debts, obligations, claims, losses, commitments (and any expenses including reasonable attorney's fees arising therefrom) incurred by the Customer pursuant to transactions heretofore or hereafter entered into between Iowa and the customer ("Obligations"), irrespective of the validity or enforceability of any instrument evidencing any such Obligations by reason of the Customer, or the commencement against the Customer of a case on bankruptcy or any other law affecting creditors' rights generally or the seeking of a trustee, receiver, liquidator, custodian or other similar official.

The Guarantor agrees that Iowa Grain shall have a lien on and a continuing security interest in all the Guarantor's property (and the proceeds of any thereof) in whatever form now or hereafter held by Iowa Grain including but not limited to securities, commodity futures contracts, monies and after acquired property held or carried in the Guarantor's account or accounts (the "Guarantor's Property") as security for the payment of all of the Guarantor's Obligations to Iowa Grain arising under this guarantee for as long as the guarantee and the Obligations incurred by the Customer are outstanding.

Iowa Grain may proceed at any time, in its sole discretion, and without prior demand or notice, to enforce said lien by the sale of any of the Guarantor's Property in any manner and upon such terms as it may determine. The assertions or enforcement by Iowa Grain of said lien or any demand that the Guarantor perform its Obligation under this guarantee, or any action or proceedings brought to enforce this guarantee shall not release the Guarantor as guarantor or otherwise affect this guarantee, or the liability of the Guarantor for any Obligations incurred by the Customer and shall not release or otherwise affect this lien.

The Guarantor hereby waives any requirement that Iowa Grain shall take legal action against the Customer before enforcing this guarantee and waives any requirements as to diligence, demand for payment, receipt of duplicate copies of the Customer's monthly statements or notices of the Customer's Obligations, including those concerning the conduct or closing of any accounts or of acceptance of this guarantee. This guarantee is in addition to (and in no way limits or restricts) any rights which Iowa Grain may have under any other agreement between it and the Guarantor. This is a continuing guarantee governed by the laws of the State of Illinois which shall remain in full force and affect and be binding upon the Guarantor until written notice of its revocation shall actually be received by Iowa Grain at 141 W. Jackson Boulevard, Chicago, Illinois, 60604, Attention: Compliance Department. No such revocation shall release the Guarantor or affect in any manner the rights by Iowa Grain under this guarantee with respect to any obligation arising prior to actual receipt by Iowa Grain in liquidating the Customer's account within a reasonable time subsequent to the receipt of such notice.

If the Guarantor is an individual, this guarantee shall be binding upon the respective estate, heirs, personal representatives, and successors. Death of the Guarantor shall not terminate liability hereunder until receipt by Iowa Grain of written notice to the Compliance Department, at the address set forth above of such death and the estate, heirs, personal representatives or successor of Guarantor shall remain liable for all Obligations incurred prior to receipt of such notice and also for any losses which may be incurred in liquidating the Customer's accounts within a reasonable time subsequent to receipt of such notice.

Guarantor hereby submits to the jurisdiction of any state or federal court located within Cook County, Illinois and agrees that any action proceeding or claim for relief arising out of, or in any way related to, this agreement shall be brought only in such courts. Guarantor further agrees that service of process by certified mail to the address stated below shall be deemed effective ten (10) days after mailing unless Guarantor has previously notified Iowa Grain in writing of a change in address in which case service to that address in the manner described above shall be effective.

   ___________________________________        _______________________________
   Authorized Signatory                       Account Title

   ___________________________________        _______________________________
   Print Name                                 Account Number

   ___________________________________        _______________________________
   Name of Guarantor                          Title

   ___________________________________        _______________________________
   Guarantor's Account Number (if any)        Date

C.F.T.C. REQUIRED OPTION CUSTOMER STATEMENT OF OCCUPATIONAL CATEGORIES

Please answer the following questions about your commodity futures options trading account:

My account is: (check one) _________ Commercial or Non-Commercial _____________

If your account is COMMERCIAL, please select the appropriate Occupational Category box for all options contracts for which you will be a participant.


COMMODITY             OCCUPATIONAL                     COMMODITY               OCCUPATIONAL
                      CATEGORIES                                               CATEGORIES

SUGAR & COCOA,        _ 1. Producer                    FINANCIAL               _ 23. Other Commercial
AND COFFEE "C"        _ 2. Merchant or Dealer          INSTRUMENTS/            _ 24. Importers/Exporters
                      _ 3. Refiner/Processor of        FOREIGN                 of Goods and Services
                      Raw Commodities                  EXCHANGE                _ 25. Investor/Issuer of
                      _4. Manufacturer of                                      Foreign Currency
                      Intermediate or Final                                    Denominated Securities
                      Products
                      _5. Other Commercial

METALS/               _6. Miner/Producer               GRAINS, SOYBEANS        _ 26. Grain or Soybean
PRECIOUS METALS       _7. Primary or Secondary         AND SOYBEAN             Producer
                      Refiner                          PRODUCTS                _ 27. Producer
                      _8. Dealer (Metal                                        Cooperative
                      Merchant)                                                _ 28. Elevator Operator or
                      _9. Commercial End User                                  Merchant Other than a
                      _46. Fabricator or Alloyer                               Producer Cooperative
                      _11. Other Commercial                                    _ 29. Processor, including
                                                                               Feed
                                                                               _ 30. Livestock Feeder or
                                                                               Producer
                                                                               _ 47. Soybean Oil Refiner
                                                                               _ 31. Other Commercial

PETROLEUM             _ 39. Crude Oil Producer          LIVESTOCK AND          _ 32. Farmer or Rancher
                      _ 40. Crude Oil Reseller          FROZEN PORK            _ 33. Commercial Feedlot
                      _ 12. Refiner                     BELLIES                 Operator
                      _ 13. Product Marketer                                   _ 34. Other Livestock
                      and/or Distributor                                       Feeder
                      _ 14. End User                                           _ 35. Marketing Agency
                      _ 15. Other Commercial                                    and/or Commission
                                                                               Merchant
                                                                               _ 37. Meat Wholesaler,
                                                                               Retailer, or Buyer
                                                                               _ 38. Other Commercial

FINANCIAL             _ 16. Savings and Loan,          COTTON AND FROZEN       _ 41. Producer/Grower
INSTRUMENTS/          Mortgage Bank or Thrift          CONCENTRATED            _ 42. Producer Grower
FOREIGN               Institution                      ORANGE JUICE            Cooperative
EXCHANGE              _ 17. Commercial Bank                                    _ 43. Merchant/
                      _ 18. Insurance Company                                   Wholesaler
                      _ 19. Pension or                                         _ 44. Mill Operator/
                      Retirement Fund                                          Processor
                      _ 20. Mutual Fund                                        _ 45. Other Commercial
                      _ 21. Broker/Dealer
                      _ 22. Foundation or
                      Endowment

                      HEDGE ACCOUNT REPRESENTATION LETTER

Gentlemen:

Without limiting or modifying the general provisions of my Customer Agreement with you, you are hereby notified that with respect to the commodities listed below any and all positions taken in the above mentioned account will be bona fide hedges which are used to offset or reduce price risks as an integral part of my business.

  ___________________________             ___________________________
  ___________________________             ___________________________
  ___________________________


My business of_______________________________________________________________
requires hedging the commodities identified above. I understand that my transactions in commodities other than those indicated here will be charged speculative margins and I agree to notify you of any changes affecting the hedging designation of the commodities identified above. I also agree to provide you with verification of the foregoing upon your request.

This notification is a continuing one and shall remain in force until canceled by me in writing.

I understand that the Commodity Futures Trading Commission requires you to give every hedging customer an opportunity to specify whether, in the unlikely event of your bankruptcy, such customer prefers that open commodity contracts held in a hedging account be liquidated by the trustee without seeking customer instructions.

_____________ I would not prefer such liquidation.

_____________ I would prefer such liquidation.

                             ARBITRATION AGREEMENT

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH IOWA GRAIN. SEE 17 CFR 180.1-180.5.

Iowa Grain and the undersigned Customer agree that any controversies arising out of or relating to any of the Customer's accounts with Iowa Grain, relating to transactions with Iowa Grain and/or its employees, affiliates, and/or agents or arising out of the Customer Agreement executed by the Customer, including any counterclaims to any action brought against Customer by or on behalf of Iowa Grain, shall be settled by arbitration in accordance with the rules, then in effect, of any contract market where the transaction(s) giving rise to the controversy were or could have been executed, the American Arbitration Association or the National Futures Association. The laws of the State of Illinois shall govern any arbitration.

At such time as the Customer may notify Iowa Grain of its intention to submit a claim to arbitration, or at such time as Iowa Grain may notify the Customer of its intention to submit a claim to arbitration, the Customer will have the opportunity to elect a forum for conducting the proceedings.

Within ten business days after Iowa Grain receives the Customer's notice of intention to arbitrate or upon the Customer's receipt of Iowa Grain's notice of intention to arbitrate, Iowa Grain will provide the Customer with a list of the organizations specified above and a copy of their arbitration rules. The Customer shall within 45 days of receipt of said list notify Iowa Grain of its election of forum. If the Customer fails to make such an election, Iowa Grain will then have the right to select the forum of its choice.

It is further understood that Iowa Grain will pay any incremental fees which may be assessed by the chosen forum if a mixed panel decides the claim unless the arbitrators in a particular proceeding determine that the Customer has acted in bad faith in initiating or conducting that proceeding.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC) AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU: (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR IOWA GRAIN MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF IOWA GRAIN INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A
SECTION 14

"REPARATIONS" PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

The Customer understands that if he seeks reparations under Section 14 of the CEA and the Commodity Futures Trading Commission declines to institute reparation proceedings, all claims or grievances will be subject to this arbitration agreement. Customer further understands and agrees that aspects of claims or grievances that are not subject to the reparation procedure, i.e., do not constitute a violation of the Commodity Exchange Act, as amended, (the "CEA") or rules thereunder, may be immediately submitted to arbitration. When executed this Arbitration Agreement is an integral part of the Customer Agreement and is incorporated therein by reference.


  X _________________________________________  ______________________________
  Signature                                    Date

  ___________________________________________
  Name (Print)


  X _________________________________________  ______________________________
  Signature                                    Date

  ___________________________________________
  Name (Print)

                                     NOTES

NOTICE TO CUSTOMERS

EACH TRANSACTION ENTERED INTO ON YOUR BEHALF WILL BE CONFIRMED IN WRITING AND MAILED TO YOU NO LATER THAN THE BUSINESS DAY FOLLOWING THE DAY ANY SUCH TRANSACTION SHOULD TAKE PLACE.

IOWA GRAIN WILL ENDEAVOR TO PROVIDE ORAL CONFIRMATIONS OF ALL FILLS ON THE DAY AN ORDER IS EXECUTED BUT DOES NOT GUARANTEE THAT ORAL CONFIRMATIONS WILL BE INITIATED BY IOWA GRAIN ON ANY ORDER. A CUSTOMER REQUIRING ORAL CONFIRMATION OF TRADES SHOULD CONTACT IOWA GRAIN PRIOR TO THE CLOSE OF TRADING IF ORAL NOTICE OF A FILL HAS NOT ALREADY BEEN RECEIVED.

SHOULD YOU RECEIVE A COMBINED COMMODITY STATEMENT WHICH CONTAINS TRANSACTIONS, QUANTITIES, CONTRACT MONTH, PRICES, ETC. THAT YOU BELIEVE TO BE INCORRECT, YOU MUST IMMEDIATELY CONTACT IOWA GRAIN.

SHOULD YOU FAIL TO RECEIVE A COMBINED COMMODITY STATEMENT WITHIN A REASONABLE TIME CONFIRMING ANY TRANSACTION WHICH YOU HAVE REASON TO BELIEVE WAS MADE ON YOUR BEHALF, YOU MUST IMMEDIATELY CALL IOWA GRAIN.

SHOULD YOU RECEIVE A MONTHLY ACCOUNT STATEMENT THAT CONTAINS ANY INFORMATION THAT YOU BELIEVE TO BE INCOMPLETE OR INACCURATE, YOU MUST IMMEDIATELY CALL IOWA GRAIN.

PLEASE BE ADVISED THAT YOUR FAILURE IN ANY CASE TO FOLLOW THE ABOVE PROCEDURES SHALL BE DEEMED AS A RATIFICATION BY YOU OF ANY TRADES WHICH APPEAR ON ANY SUCH COMBINED COMMODITY OR MONTHLY ACCOUNT STATEMENTS AND SHALL BE DEEMED A WAIVER BY YOU OF ANY INACCURACY, OR INCOMPLETENESS REGARDING THE SAME PURSUANT TO
SECTION 16 OF YOUR CUSTOMER AGREEMENT WITH IOWA GRAIN OR OTHERWISE.

IOWA GRAIN STRONGLY RECOMMENDS THAT YOU RETAIN THIS NOTICE WITH YOUR ACCOUNT RECORDS.

          INSTRUCTIONS TO TRANSFER ACCOUNT AND CUSTOMER DECLARATION OF
                                   OWNERSHIP


TO:                                                   Date:
  _______________________________________________     __________________________
    Name of firm where account(s) is now carried

  _______________________________________________     __________________________
     Account Title                                        Present account no.

  _______________________________________________     __________________________
     Account Title                                        Present account no.

  _______________________________________________     __________________________
     Account Title                                        Present account no.



To whom it may concern:

Regarding the above account(s), this is my authorization to you to promptly deliver to Iowa Grain Company, 141 W. Jackson Boulevard, Chicago, Illinois 60604, said accounts, including all open positions and ledger balances. Kindly send me a confirmation of this transfer, including information on prices of original long and short positions, debit or credit balances, and any treasury bills or securities held as margin or security.

Also, please cancel any and all open orders for my accounts.

I understand that new account forms will be required by Iowa Grain Company.

Further instructions: _________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
____________________________________________________

                                       Yours truly,
__________________________________     x ____________________________________
Date                                           Customer's Signature

                                       X_____________________________________
                                               Customer's Signature

                                       ______________________________________
                                              Customer's name-printed

Received at Iowa Grain Company ______________________ Date: ___________________

                        SIGNATURES MUST MATCH DOCUMENTS

                               IOWA GRAIN COMPANY
                           141 West Jackson Boulevard
                            Chicago, Illinois 60604

                                 BOOKLET NO. 2

                         WELCOME TO IOWA GRAIN COMPANY

SINCE TRADES INVOLVE AN IMMEDIATE OBLIGATION BY IOWA GRAIN COMPANY TO THE RESPECTIVE EXCHANGE, YOUR TRADING CAN BEGIN ONLY WHEN FUNDS ARE MADE OUT TO IOWA GRAIN COMPANY, AND PROVIDED BY EITHER

A. A BANK WIRE to the Harris Bank of Chicago, for the account of Iowa Grain Company, Customer Segregated Account 302-72-57. The ABA routing number, if necessary, is 071-000-288. (Be sure to include your name and account number.)

B. A CERTIFIED CHECK, CASHIER'S CHECK OR MONEY ORDER made payable to Iowa Grain Company, will also allow you to begin trading immediately. If you are a new account, personal checks, money market checks and savings & loan checks may require clearance before you can trade. NEVER mail cash currencies! NEVER GIVE CASH TO YOUR SALESMAN!

C. If you are TRANSFERRING your account from another firm, fill out the transfer form, return it to Iowa Grain Company with the other required documents (via your IB), and we will transfer positions and funds accordingly.

WHEN YOUR ACCOUNT IS OPEN AND TRADING, READ YOUR STATEMENTS CAREFULLY, AS SOON AS THEY ARE RECEIVED. IF YOU PLAN TO BE AWAY, CHECK IN WITH YOUR BROKER AS
FREQUENTLY AS PRUDENT! DO NOT DELAY REVIEWING YOUR TRADING STATUS....THIS IS
IMPORTANT! IF YOU HAVE ANY QUESTIONS ABOUT AN INDIVIDUAL TRADE OR YOUR BALANCE OR POSITION, EITHER PHONE YOUR ACCOUNT REPRESENTATIVE (BROKER) IMMEDIATELY, OR IF HE OR SHE IS UNAVAILABLE OR A PROBLEM IS NOT RESOLVED AT ONCE, CALL THE IOWA GRAIN COMPANY COMPLIANCE DIRECTOR IN CHICAGO AT 312-786-9760.

MAKE ALL CHECKS PAYABLE TO: IOWA GRAIN COMPANY

                         THIS BOOKLET IS YOURS TO KEEP

               RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

                                  INTRODUCTION

This Disclosure Statement is divided into three parts.

Part I of this Risk Disclosure Statement For Futures and Options contains disclosures regarding exchange-traded commodity futures and options trading which the Commodity Futures Trading Commission requires to be made. Part II contains CFTC Regulation 190.10 (C), Disclosure Statement For Non-Cash Margin.
Part III contains additional information. A customer should review Part I of this Disclosure Statement in connection with Parts II and III.

               RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

THIS BRIEF STATEMENT DOES NOT DISCLOSE ALL OF THE RISKS AND OTHER SIGNIFICANT ASPECTS OF TRADING IN FUTURES AND OPTIONS. IN LIGHT OF THE RISKS, YOU SHOULD UNDERTAKE SUCH TRANSACTIONS ONLY IF YOU UNDERSTAND THE NATURE OF THE CONTRACTS (AND CONTRACTUAL RELATIONSHIPS) INTO WHICH YOU ARE ENTERING AND THE EXTENT OF YOUR EXPOSURE TO RISK. TRADING IN FUTURES AND OPTIONS IS NOT SUITABLE FOR MANY MEMBERS OF THE PUBLIC. YOU SHOULD CAREFULLY CONSIDER WHETHER TRADING IS APPROPRIATE FOR YOU IN LIGHT OF YOUR EXPERIENCE, OBJECTIVES, FINANCIAL RESOURCES AND OTHER RELEVANT CIRCUMSTANCES.

FUTURES

1. Effect of 'Leverage' or 'Gearing'

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are 'leveraged' or 'geared'. A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2. Risk-reducing orders or strategies

The placing of certain orders (e.g. 'stop-loss' orders, where permitted under local law, or 'stop-limit' orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as 'spread' and 'straddle' positions may be as risky as taking simple 'long' or 'short' positions.

OPTIONS

3. Variable degree of risk

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the hence of such options becoming profitable ordinarily is remote. Selling ('writing' or 'granting') an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the position is 'covered' by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS.

4. Terms and conditions of contracts

You should ask the firm with which you deal about the term and conditions of the specific futures or options which you are trading and associated obligations (e.g. the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5. Suspension or restriction of trading and pricing relationships

Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or 'circuit breakers') may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to the price limits while the option is not. The absence of an underlying reference price may make it difficult to judge 'fair' value.

6. Deposited cash and property

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency and or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which has been specifically identifiable as your own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

7. Commission and other charges

Before you begin to trade, you should obtain a clear explanation of all commissions, fees and other charges for which you will be liable. These charges will effect your net profit (if any) or increase your loss.

8. Transaction in other jurisdictions

Transactions on markets in other jurisdictions, including markets formerly linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should inquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9. Currency risks

The profit or loss in transactions in foreign currency denomination contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10. Trading facilities

Most open-outcry and electronic trading facilities are supported by computer based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary, you should ask the firm with which you deal for details in this respect.

11. Electronic trading

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also may differ from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12. Off-exchange transactions

In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, those transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

                                    PART II

                    DISCLOSURE STATEMENT FOR NON-CASH MARGIN
                           CFTC REGULATION 190.10 (c)

THIS STATEMENT IS FURNISHED TO YOU BECAUSE RULE 190.10 (c) OF THE COMMODITY FUTURES TRADING COMMISSION REQUIRES IT FOR REASONS OF FAIR NOTICE UNRELATED TO THIS COMPANY'S CURRENT FINANCIAL CONDITION.

1. YOU SHOULD KNOW THAT IN THE UNLIKELY EVENT OF THIS COMPANY'S BANKRUPTCY, PROPERTY, INCLUDING PROPERTY SPECIFICALLY TRACEABLE TO YOU, WILL BE RETURNED, TRANSFERRED OR DISTRIBUTED TO YOU, OR ON YOUR BEHALF, ONLY TO THE EXTENT OF YOUR PRO RATA SHARE OF ALL PROPERTY AVAILABLE FOR DISTRIBUTION TO CUSTOMERS.

2. NOTICE CONCERNING THE TERMS FOR THE RETURN OF SPECIFICALLY IDENTIFIABLE PROPERTY WILL BE BY PUBLICATION IN A NEWSPAPER OF GENERAL CIRCULATION.

3. THE COMMISSION'S REGULATIONS CONCERNING BANKRUPTCIES OF COMMODITY BROKERS CAN BE FOUND AT 17 CODE OF FEDERAL REGULATIONS PART 190.

                                    PART III

                         ADDITIONAL DISCLOSURE MATERIAL

1. MECHANICS OF OPTION TRADING

The options described herein are limited to those which may be traded on a commodity exchange designated by the Commodity Futures Trading Commission to list commodity options. The options are bought and sold on the trading floor of the exchange authorized to trade a particular option and the options are traded pursuant to the rules of that exchange. The exchange sets the option contract months, trading hours, price fluctuations, margins, expiration dates and strike prices. The amount of the premium is determined at the time of the purchase of the option through competitive bids and offers on the exchange floor.

The option itself is a contractual right to buy, in the case of a call option, or to sell, in the case of a put option, a futures contract or physical commodity underlying the option, at a stated strike price prior to the expiration date and time of the option. The purchaser of an option may: 1) offset the option before expiration date and time, 2) exercise the option before expiration date and time, or 3) let the option expire.

If the option purchaser does not offset or exercise the option by expiration date and time, the purchaser loses the premium paid, commissions and all other costs incurred in purchasing the option.

A CUSTOMER WHO HAS PURCHASED AN OPTION AND WISHES TO EXERCISE THE OPTION MUST NOTIFY THE ACCOUNT EXECUTIVE HANDLING THE CUSTOMER'S ACCOUNT TWO DAYS PRIOR TO THE LAST DAY SPECIFIED BY THE EXCHANGE. When a customer exercises an option, he purchases or sells the quantity of commodity futures contracts or underlying physical commodity specified in the option contract at the strike price. In the case of a futures option, the customer will thus acquire a long futures position in the case of a call option and a short futures position in the case of a put option. Once an option is exercised the customer is subject to all the risks, margin requirements and commissions associated with commodity futures trading.

Certain exchanges may have provisions for the automatic exercise of in-the-money options. In the absence of instructions from the customer in accordance with the provisions of the Customer Agreement that commodity option positions should not be exercised, Iowa will follow the automatic exercise provisions specified by respective exchanges. The adherence by Iowa to such provisions may cause the exercise of an option that the customer has not specifically ordered. A customer is fully responsible for learning and understanding the specifications of options contracts that he may trade.

2. PURCHASE PRICE OF THE OPTION AND OTHER COSTS

The purchase price of an option includes the premium, commission, and other fees and charges.

(a) Premium. The amount of the premium is determined at the time of the purchase of the option through competitive bids and offers on the exchange floor. Iowa Grain requires the estimated amount of the premium to be in the customer's account prior to the purchase of the option.

(b) Commission. The amount of the commission is determined by Iowa Grain and is subject to change by Iowa Grain at any time. Iowa Grain charges its customers a commission of the purchase of an option. When a futures option is exercised, the customer is charged an additional commission upon liquidation of the underlying futures contract.

(c) Other Fees and Charges. When an option or a resulting contract is purchased or sold, Iowa Grain may charge its customers additional fees imposed by Iowa Grain or by governmental or self-regulatory authorities such as exchanges or the National Futures Association.

The Iowa Grain account executive will provide the customer with the following amounts, or approximations of such amounts, prior to the first commodity option transaction: the premium, commission, and other fees and charges to be incurred in connection with the commodity option transaction and with the exercise of a commodity option.

3. THE GRANTOR'S MARGIN REQUIREMENTS AND OBLIGATIONS

(a) Margin. The exchanges upon which commodity options are traded require the grantor (seller) of an option to deposit an amount of funds as "initial margin" when an option position is opened. After depositing initial margin, the grantor is obligated to maintain a level of margin funds in his account called "maintenance margin", which may require payment of additional funds in the event of adverse market movement. The grantor of an option is subject to risk of substantial losses which may be many times greater than the margin deposit required to open the option position.

The exchanges set minimum margin requirements that Iowa Grain must receive and maintain from the grantor. Iowa Grain may, from time to time, at its discretion require margin higher than the minimum margin set by the relevant exchange. In addition, the margin requirements of the various exchanges may differ. A customer should contact his account executive for specific information on margin requirements for any option position customer is considering.

The failure on the part of an option grantor to maintain the required margin on the option position may result in liquidation of the grantor's option position. However, any such liquidation of the grantor's option position will not affect the option purchaser's option position or right to exercise a purchased option any time prior to the expiration date of the option.

If the granted option is exercised by the option purchaser, then the grantor (seller) is obligated to sell, in the case of a call option, or purchase, in the case of a put option, an underlying futures contract or physical commodity. If the grantor does not already have an offsetting position in the underlying futures contract he is required to margin the resulting futures position.

(b) Commission. The amount of commission is determined by Iowa Grain and is subject to change by Iowa Grain at any time. Iowa Grain charges grantors a commission on the sale of an option. When a futures option is exercised the customer is charged additional commissions applicable to all futures transactions involving the underlying futures contract.

(c) Other Fees and Charges. When an option or a resulting futures contract is purchased or sold, Iowa Grain may charge its customers additional fees imposed by Iowa Grain or by governmental or self-regulatory authorities such as exchanges or the National Futures Association.

ADDITIONAL RISKS

A. Trading may be illiquid.

As discussed above, exchange rules govern trading of exchange-traded options. Options are bought and sold on the trading floor of the exchange authorized to list that particular option for trading. The trading mechanisms are designed to provide for competitive execution and to make available to buyers and sellers a continuous market in which an option once purchased can later be sold, and in which an option, once granted, can later be liquidated by an offsetting purchase. There is no guarantee, however, that purchases or sales of options can be offset at the price or time desired.

The commodity options market may become illiquid in certain contract months for short periods of time. In an illiquid market there may be insufficient buyers or sellers to execute an order to purchase or sell an option and it may become impossible to offset an option position. Markets may become illiquid due to:
(i) insufficient trading interest in certain options; (ii) exchange imposed restrictions on certain options; (iii) trading halts, suspensions or other restrictions may be imposed; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) exchanges could discontinue or restrict trading of commodity options. In such circumstances the offset market could cease to exist; however, existing options would continue to be exercisable in accordance with their terms (subject to the imposition of exercise restrictions by the exchange where the option is listed.)

If it is not possible to effect offsetting transactions in a particular option, in order to realize a profit the holder of a long futures option position would have to exercise the option and either offset or comply with margin requirements for the underlying futures contract. In this situation, the holder of a short futures option position could not terminate his obligations unless or until the option was exercised or expired. In addition, because many of the same factors affect the underlying futures market it may be difficult or impossible to liquidate the resulting futures position because of lack of liquidity.

B. Exercise of the Option.

A customer should be aware that when a futures option is exercised, the customer is subject to all the risks associated with commodity futures trading. Therefore, although the purchaser of a futures option is only subject to the risk of loss of the premium, commission and transaction costs incurred in purchasing the option, the holder of a futures contract is subject to risk of substantial losses as a result of adverse market movements. Such losses may be many times greater than the margin deposit required to open the futures contract position.

C. Failure to Satisfy Margin or Premium Obligations.

Iowa Grain requires the estimated amount of the premium or the required amount of margin to be in a customer's account prior to the purchase, sale or exercise of a commodity option. If a customer fails to fulfill these obligations, Iowa Grain may liquidate the open positions in customer's account.

D. Daily Price Limits.

The principal commodity exchanges on which Iowa Grain trades on behalf of its customers limit fluctuation in commodity futures contract prices during a single day by regulations referred to as "daily limits." These exchanges may also limit the amount of fluctuation in the price of an option contract in a single day. Where daily limits are in effect for a commodity option contract they establish the maximum amount the premium may vary from the previous day's settlement price. Once the premium price has increased or decreased to the limit point, no trades may be executed at prices beyond the daily limit and positions in the option contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. The "daily limit" rule does not limit the losses which may be incurred, because a limit move could prevent the liquidation of an unfavorable option position. Option premium prices may move the daily limit for several consecutive trading days, thus preventing liquidation and subjecting a customer with a position to potential substantial losses.

After a futures option is exercised the customer may also be subject to limit moves in the applicable commodity futures contract.

E. Transfer of Accounts.

A customer may transfer his option account from one futures commission merchant to another provided that the other futures commission merchant is willing to accept the account. A customer who wishes to make such a transfer should contact his new futures commission merchant for instructions. However, customers should be aware that there may be a commission, costs, fees or other charges related to transfers and these may be assessed by both Iowa Grain and your new broker.

EXERCISE AND ASSIGNMENT POLICY

Exercise and assignment is the procedure by which an option position is converted into a futures position. The buyer of an option on a futures contract has the right (but not the obligation) to assume a specified futures position at a predetermined price (the exercise or strike price) at any time prior to the expiration of the option. The seller of the option must assume the opposite futures position if the buyer exercises this right.

There are four major differences between exercising an option on a futures position and making delivery on a futures contract:

(1) An option may be exercised on any business day between its sale and expiration.

(2) An option is exercised by the buyer's Clearing Member while a selling Clearing Member is randomly selected to satisfy the obligation of the option.

(3) An option contract does not have to be exercised; it may be allowed to expire, or be liquidated (offset).

(4) When an option is exercised, assignment of the short and long futures position is accomplished by the Clearing House or Corporation through a book entry into the futures clearing system. The Clearing Members of the buyer and the seller are assigned futures positions at the strike price, and are subject to immediate variation margin calls.

     The commodity exchanges have various provisions for exercising in-the-money options at expiration date. Customers have an obligation to monitor in-the-money options as the expiration dates approach.

     Iowa Grain has procedures for assigning exercise notices to customers on a first-in-first-out non-preferential basis when it receives a notice from the clearing house or corporation.

     When an account executive's customer, who has a short option position, is assigned an exercise notice, the account executive (AP) should attempt to notify such customer prior to trading the next business day. If the assigned futures position results in an open futures position, as opposed to offsetting an existing futures position, the customer must promptly pay any additional margins required.